UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023  (May 17, 2023)

LIFELOC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-54319	84-1053680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12441 West 49th Ave., Unit 4
Wheat Ridge, CO	80033
(Address of Principal Executive Offices)	(Zip Code)

(303) 431-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LCTC	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Lifeloc Technologies, Inc., a Colorado corporation (“Lifeloc” or the “Company”) held its Annual Meeting of Shareholders on May 17, 2023 (the “Annual Meeting”). As of the record date of the Annual Meeting, there were 2,454,116 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting.

The following matters were submitted and voted upon at the Annual Meeting:

1.	Lifeloc stockholders voted to elect five individuals to the Board of Directors for the succeeding year as set forth below.

Name	Number of Shares For	Number of Shares Withheld	Number of Shares Abstaining	Broker Non-Votes
Wayne Willkomm, Ph.D.	1,895,167	0	2,329	0
Vern D. Kornelsen	1,895,167	0	2,329	0
Robert Greenlee	1,895,167	0	2,329	0
Donald E. Siecke	1,895,167	0	2,329	0
Michael J. Kornelsen, D.M.A.	1,895,167	0	2,329	0

2.	Stockholders voted to ratify the appointment of Gries & Associates LLC as its independent registered public account for fiscal year 2023 as set forth below.

Number of Shares For	Number of Shares Against	Number of Shares Abstaining	Broker Non-Votes
1,916,731	0	0	0

3.	Stockholders voted to ratify approve, on an advisory basis, the compensation of our named executive officers as set forth below.

Number of Shares For	Number of Shares Against	Number of Shares Abstaining	Broker Non-Votes
1,858,607	32,414	1,572	0

4.	Stockholders voted to ratify approve, on an advisory basis, on the frequency of future “Say on Pay” as set forth below.

Every One Year	Every Two Years	Every Three Years
32,414	1,572	1,858,607

For more information about the foregoing proposals, please review the Company’s proxy statement, filed with the Securities and Exchange Commission on April 12, 2023

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2023	LIFELOC TECHNOLOGIES, INC.

	By:	/s/ Vern D. Kornelsen
Chief Financial Officer and Secretary